SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    April 27, 2000


                                 GlobeSpan, Inc.
               (Exact Name of Registrant as Specified in Charter)


      Delaware                         000-26401                 75-2658218
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
of Incorporation)                     File Number)           Identification No.)


100 Schulz Drive
Red Bank, New Jersey                                             07701
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code  (732) 345-7500



          (Former Name or Former Address, if Changed Since Last Report)

     This Form 8-K/A is filed by GlobeSpan, Inc. as (i) Amendment No. 2 to Form 8-K filed on May 12, 2000 (as amended by Form 8-K/A filed on July 14, 2000), and
(ii) Amendment No. 1 to Form 8-K filed on July 14, 2000, in each case in order to include accountants' consents.


         Exhibits.

         Exhibit           Description
         No.

         23.1              Consent of Ernst & Young LLP, Independent Auditors.

         23.2              Consent of Deloitte & Touche LLP.


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

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GLOBESPAN, INC.


                                        By: /s/ Robert McMullan
                                           -------------------------------------
                                        Name:  Robert McMullan
                                        Title: Chief Financial Officer, Vice
                                               President and Treasurer
Date: October 6, 2000


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

                                  EXHIBIT INDEX


         Exhibit           Description
         No.

         23.1              Consent of Ernst & Young LLP, Independent Auditors.

         23.2              Consent of Deloitte & Touche LLP.